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                                                 Exhibit 10.20







                             THE BOEING COMPANY

                             SHAREVALUE PROGRAM



                           Effective July 1, 1996




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      ARTICLE I.     THE BOEING COMPANY SHAREVALUE PROGRAM

1.    Purpose

1.1 The purpose of this Program is to provide an opportunity for Employees of the Company and of Participating Subsidiaries to share in the profits of the Company by benefiting from increases in shareholder value over a multiple-year period, to reinforce the focus of Employees on shareholder value, and to encourage Employees to view their actions and responsibilities as those of "owners" of the Company.

2.    Definitions

      As used in the Program, the following words and phrases have the meanings indicated:

2.1   "Active Payroll" means the status of an Employee who is not on
      (a) layoff or (b) leave of absence for more than 90 days.

2.2 "Board of Directors" means the Board of Directors of the Company.

2.3 "Boeing Common Stock" means the Company's common stock, par value $5 per share.

2.4   "Code" means the Internal Revenue Code of 1986, as amended.

2.5 "Committee" means a committee of directors or officers of the Company charged by the Board of Directors to administer the Plan as set forth in Section 4.1 and Section 4.3 of the Plan.

2.6   "Company" means The Boeing Company.

2.7 "Designated Beneficiary" means a beneficiary, designated by a Participant pursuant to Section 6.3 of the Plan, who is to receive benefits under the Plan upon the Participant's death.

2.8   "Effective Date" means July 1, 1996.

2.9 "Eligible Employee" has the meaning specified in Section 1 of the Plan.


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2.10  "Employee" means any person on the Active Payroll of the Company or a Participating Subsidiary.

2.11 "Executive Payroll" means the payroll identified by the Company or a Participating Subsidiary as its executive payroll.

2.12  "Final Investment Value" has the meaning specified in Section
      3.2.2 of the Plan.

2.13 "Fair Market Value" means the mean of the high and low pershare trading prices for the Boeing Common Stock as reported in The Wall Street Journal for the "New York Stock Exchange--Composite Transactions" for a single trading day.

2.14 "Fund" means the account established in the Trust Fund for each Investment Period. Each Fund shall be numbered to correspond with the Investment Period to which it relates.

2.15 "Initial Investment" has the meaning specified in Section 2.1 of the Plan.

2.16 "Insolvent" or "Insolvency" means (a) inability to pay debts as they become due or (b) being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (the Bankruptcy Code).

2.17 "Investment Period" means a period of four years commencing on July 1 of the first year of the four-year period and ending on June 30 of the fourth year of the same four-year period; provided that two Investment Periods shall commence on July 1, 1996, one of such Investment Periods being a two-year Investment Period terminating on June 30, 1998 ("Investment Period 1") and the other a four-year Investment Period terminating on June 30, 2000 ("Investment Period 2"). New four-year Investment Periods shall commence on July 1, 1998 and on every second July 1 thereafter up to and including July 1, 2004. A new Investment Period shall not commence on July 1, 2006, however, unless prior to that date the Plan and the Trust Agreement have been amended, in accordance with their terms, to extend the term of the Plan and the Trust Agreement.

2.18 "Participant" means an Eligible Employee who is on the Active Payroll and who receives one hour of pay for any month during an Investment Period.

2.19 "Participant Distribution" means the portion of the ShareValue Distribution for an Investment Period that is awarded to a Participant with respect to that Investment Period.


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2.20  "Participating Subsidiary" means (a) a company that is included with the Company in a "controlled group of corporations" as determined under Section 1563 of the Code without regard to subsections (a)(4) and (e)(3)(C) thereof or (b) any other trade or business, whether or not incorporated, that, based on principles similar to those defining a "controlled group of corporations" for purposes of clause (a) hereof, is under common control with the Company; provided that such company, trade or business has adopted the Plan pursuant to its terms and the Committee, in its sole discretion, approves such participation.

2.21 "Plan" means The Boeing Company ShareValue Plan, including all amendments thereto, which is included as Article II of the Program.

2.22 "Program" means The Boeing Company ShareValue Program, including the Plan and the Trust, and including all amendments thereto.

2.23 "ShareValue Distribution" means the aggregate amount to be distributed to all Participants at the conclusion of an Investment Period.

2.24  "Stock Purchase and Restriction Agreement" means the Stock
      Purchase and Restriction Agreement dated as of the date hereof between the Company and the Trustee.

2.25 ""Threshold Amount" has the meaning specified in Section 3.2.1 of the Plan.

2.26 "Trust" means The Boeing Company ShareValue Trust established by the Trust Agreement.

2.27 "Trust Agreement" means The Boeing Company ShareValue Trust Agreement executed between the Company and the Trustee named therein, effective as of July 1, 1996, including all amendments thereto, which is included as Article III of the Program.

2.28 "Trust Fund" means the trust fund held by the Trustee consisting of all contributions received by the Trustee together with all proceeds of any investments and reinvestments thereof, the earnings and income thereon, and proceeds of sales of Boeing Common Stock awaiting distribution, less disbursements therefrom and expenses charged thereto.

2.29 "Trust Termination Date" means the date on which the Trust is terminated.

2.30 "Trustee" means Wachovia Bank of North Carolina, N.A. (not in its corporate capacity but as trustee of the Trust), or any successor trustee.


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2.31  "Year" means the period beginning on the Effective Date and ending on June 30, 1997, and each 12-month period thereafter beginning on July 1 and ending on June 30.





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     ARTICLE II.   THE BOEING COMPANY SHAREVALUE PLAN

1.    Eligibility and Participation

1.1 An Employee shall be an Eligible Employee for purposes of the Plan during

      1.1.1 the period or periods that he or she is not within a group of Employees covered by a collective bargaining agreement between the Company or a Participating Subsidiary and a collective bargaining representative certified under the Labor-Management Relations Act, in the negotiation of which agreement employee benefits were the subject of good-faith bargaining, or

      1.1.2 the period or periods that he or she is within such a collective bargaining unit to the extent that such period or periods are included within the time for which the Plan is effective as to such unit, in accordance with the terms of the collective bargaining agreement between the Company or a Participating Subsidiary and the collective bargaining representative certified under such act.

1.2 An Employee of a Participating Subsidiary who is not a resident of the United States and who receives no earned income from such Participating Subsidiary for services performed within the United States shall not be an Eligible Employee unless the Plan has been made applicable to such Employee by the Participating Subsidiary.

1.3 An Employee of a Participating Subsidiary who is a citizen of the United States and who (a) at the time of his or her employment by the Participating Subsidiary was a bona fide resident of a country other than the United States or (b) is hired directly by an operation of such Participating Subsidiary to perform services outside the United States shall not be an Eligible Employee, unless the Plan has been made applicable to such Employee by the Participating Subsidiary.

1.4 A person who is included on the Executive Payroll, or who is a participant in an executive bonus or compensation plan of the Company or a Participating Subsidiary, shall not be an Eligible Employee for any period of time during which such person is so included or so participates.

1.5 An Eligible Employee shall be a Participant in any Investment Period during which such Eligible Employee is on the Active
      Payroll and receives at least one


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      hour of pay from the Company or a Participating Subsidiary. A
      Participant shall be entitled to a Participant Distribution for an Investment Period as described in Section 3.2.4 of the Plan, notwithstanding his or her death, retirement, disability or termination of employment during the Investment Period.

1.6   A person who is an Eligible Employee with respect to one
      Investment Period does not, for that reason, become an Eligible Employee with respect to any other Investment Period.

2.    Contributions and Dividends

2.1 Contributions for Initial Investment Periods. On the Effective Date or within 30 days thereafter, the Company shall contribute to the Trust such number of shares of Boeing Common Stock as equals $1 billion divided by the Fair Market Value on June 28, 1996; provided that the Company may, in lieu thereof, contribute either (a) cash in an amount sufficient to enable the Trustee to purchase such number of shares of Boeing Common Stock or (b) a combination of Boeing Common Stock and cash sufficient for the Trustee to purchase Boeing Common Stock so that the aggregate number of shares acquired by the Trust through (i) contribution of shares by the Company and (ii) purchases of shares by the Trustee is equal to the number of shares that equals $1 billion divided by the Fair Market Value on June 28, 1996.

2.2   Purchase of Boeing Common Stock. If either (a) or (b) of Section
      2.1 applies, the cash portion of the contribution shall be used by the Trustee to purchase shares of Boeing Common Stock pursuant to the Trust Agreement and the Stock Purchase and Restriction Agreement. If the Trustee requires additional cash to purchase Boeing Common Stock so that the Trust will hold the number of shares of Boeing Common Stock required under Section 2.1, the Company shall contribute such cash to the Trustee on a timely basis. If less cash is required to purchase the number of shares of Boeing Common Stock required under Section 2.1, the Trustee shall, on a timely basis, refund any excess contributions to the Company.

2.3 Initial Funds. After any cash portions of the Company's contributions to the Trust have been invested by the Trustee in Boeing Common Stock, the Trust Fund shall be divided into two equal parts, one part of which shall constitute the Initial Investment for Investment Period 1 and the other part of which shall constitute the Initial Investment for Investment Period 2. The Initial Investments for each of Investment Period 1 and Investment Period 2, together with all proceeds of any investments and reinvestments thereof, the earnings


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      and income thereon, and proceeds of sales of Boeing Common Stock awaiting distribution, less disbursements therefrom and expenses charged thereto, shall be segregated into separate accounts
      ("Fund 1" and "Fund 2," respectively) within the Trust.

2.4 Subsequent Investment Periods. The Initial Investment for each subsequent Investment Period shall be equal to the lesser of the Threshold Amount or the Final Investment Value for the Investment Period that terminates on the June 30 immediately preceding the beginning of such succeeding Investment Period. The Initial Investment for each subsequent Investment Period shall be segregated into a separate account, such Fund to be numbered the number following the number of the most recently initiated Fund within the Trust.

2.5 Additional Contributions. The Trustee shall at any time, or from time to time, accept from any person or entity, including the Company, additional contributions of cash or Boeing Common Stock to the Trust to augment the principal to be held, administered and disposed of by the Trustee as provided in the Trust Agreement; provided that the Board of Directors, in its sole discretion, shall have approved such additional contributions to the Trust. Neither the Trustee nor any Participant or beneficiary shall have the right to compel such additional contributions. Such additional contributions shall be divided equally among the Funds then existing in the Trust, unless the Board of Directors, in its sole discretion, shall have prescribed a different allocation method with respect to such additional contributions. Any such additional contributions made in cash shall be invested by the Trustee in Boeing Common Stock pursuant to the Trust Agreement and the Stock Purchase and Restriction Agreement.

2.6 Dividends. Except as otherwise provided herein, dividends paid in cash on the Boeing Common Stock held by the Trust shall be invested by the Trustee in additional Boeing Common Stock as soon as practicable. Dividends that are not paid in cash or in Boeing Common Stock shall be reduced to cash by the Trustee and reinvested in Boeing Common Stock as soon as practicable. Dividends shall be allocated to the Fund holding the Boeing Common Stock with respect to which such dividends are payable. Investments in Boeing Common Stock may be made through open-market purchases, the Company's Dividend Reinvestment and Stock Purchase Plan, private transactions or (with the Company's consent) purchases from the Company, in the Trustee's discretion and subject to the Stock Purchase and Restriction Agreement.


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3.    Distributions to Participants

3.1 Information to Be Provided to Trustee. The Committee shall, no less than two months prior to the end of each Investment Period, inform the Trustee in writing of the Committee's estimate of the amount of any required or permitted withholding from the Participant Distributions for all Participants for that Investment Period. The Committee shall, within 90 days following the end of each Investment Period, inform the Trustee in writing of (a) the name and last known mailing address of each Participant for the Investment Period, (b) the name and last known mailing address of the Designated Beneficiary of each Participant who has died during the Investment Period or, in the absence of a Designated Beneficiary, the name and last known mailing address of the person to whom such Participant's Participant Distribution should be paid, and, if more than one person is so designated to receive such Participant's Participant Distribution, the share thereof to be paid to each,
      (c) with respect to each Participant for the Investment Period, the number of months during such Investment Period in which such individual was a Participant, and (d) the total number of months of participation in the Plan by all Participants during the Investment Period.

3.2 Trustee's Determination of Distributions. The Trustee shall be responsible for determining the amount of any ShareValue Distribution for each Investment Period and any Participant Distribution for each Participant. Such determination shall be made as follows:

      3.2.1 The Threshold Amount for an Investment Period shall be equal to the Initial Investment for that Investment Period increased and compounded by 3% per annum for each Year of the Investment Period. If for any reason an Investment Period does not terminate at the end of a Year, the Threshold Amount for such Investment Period shall be prorated.

      3.2.2 During the last two months of an Investment Period, the Trustee shall sell, in accordance with the Trust Agreement and the Stock Purchase and Restriction Agreement, such number of shares of Boeing Common Stock held in the Fund for that Investment Period as the Trustee estimates will be sufficient (in combination with any cash on hand in the appropriate Fund) to pay the appropriate withholding and cash payment for fractional shares on the estimated Participant Distributions for that Investment Period. (Notwithstanding the foregoing, if the Trustee is unable for any reason to sell sufficient shares of Boeing Common Stock to pay the appropriate withholding and cash payment for fractional


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            shares on the Participant Distributions before the end of
            the Investment Period, the Trustee shall sell such shares as soon as practicable after the end of such Investment Period.) The fair market value of all cash and Boeing Common Stock held in the Fund on the last day of the Investment Period (with the Boeing Common Stock valued at the Fair Market Value for the last day of the Investment Period or, if that day is not a trading day, for the next preceding trading day) shall constitute the Final Investment Value for such Investment Period.

      3.2.3 The Final Investment Value for that Investment Period shall then be reduced (but not below zero) by the Threshold Amount for that Investment Period. The result shall be the ShareValue Distribution for that Investment Period.

      3.2.4 The ShareValue Distribution for an Investment Period shall be proportionately distributed among the Participants for that Investment Period as Participant Distributions, in the ratio that the number of months in that Investment Period in which the individual was a Participant bears to the total number of months of Plan participation by all Participants in that Investment Period.

      3.2.5 A Participant Distribution shall be payable only in whole shares of Boeing Common Stock after appropriate withholding calculated in accordance with Section 3.3 of the Plan and Section 4.3 of the Trust Agreement; provided that a Participant Distribution of less than one full share of Boeing Common Stock after appropriate withholding calculated in accordance with Section 3.3 of the Plan and
            Section 4.3 of the Trust Agreement shall be paid in cash.

3.3 Payment of Participant Distributions. Following the Trustee's determination of the ShareValue Distribution for an Investment Period pursuant to Section 3.2 of the Plan, the Trustee shall report to the Committee in writing the amount of any ShareValue Distribution as so determined. Within 90 days following the report from the Trustee, the Committee shall instruct the Trustee in writing of the amount of any required or permitted withholding from the Participant Distribution of each Participant. As soon as practicable following receipt of such information from the Committee, the Trustee shall remit to the Company the amount of the withholding as instructed and distribute the Participant Distributions to Participants (or their beneficiaries) for such Investment Period. The number of shares of Boeing Common Stock payable to a Participant (or beneficiary) shall equal the amount of the Participant



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      Distribution (as determined by the Trustee pursuant to Section
      3.2 of the Plan) reduced by any withholding as provided herein (and further reduced by any withholding determined by the Trustee pursuant to Section 4.3 of the Trust Agreement) divided by the Fair Market Value for the last day of the Investment Period or, if that day is not a trading day, for the next preceding trading day. Fractional shares shall not be issued, and the value thereof shall be used first to pay withholding and then, for Participant Distributions of less than one full share of Boeing Common Stock, shall be paid to the Participant in cash. No payment of a Participant Distribution may be deferred or paid in installments.

      The Trustee may, by contract with the Company, on such terms as they may mutually agree, delegate to the Committee such of its functions under the Plan as it may determine. The Trustee may, with the consent of the Committee, delegate to agents such functions under the Plan as the Trustee and the Committee determine.

4.    Administration of the Plan

4.1 The Board of Directors shall have full power and authority to administer the Plan. The Board of Directors, in its sole discretion, may delegate some or all of its authority and duties under the Plan to the Committee. (Where such delegation does not exist, the term "Committee" as used in the Program shall also refer to the Board of Directors.) Decisions of the Committee shall be final, conclusive and binding on the Participants and their Designated Beneficiaries and all other persons. Any action taken by the Committee in respect of any election or request made by a Participant or Designated Beneficiary pursuant to the Plan shall be taken at the sole discretion of the Committee.

4.2 The Committee shall have the exclusive right to interpret the terms and provisions of the Plan; to take all steps deemed necessary or advisable by the Committee to correct mistakes in administering the Plan; to determine any and all questions arising under the Plan or in connection with the administration thereof or the applicability thereof to any and all individuals; and to remedy possible ambiguities, inconsistencies or omissions. All interpretations, corrections and decisions of the Committee in respect of any matter or question relating to the Plan or the administration thereof shall be final, conclusive and binding on all persons affected thereby.

4.3 The Committee may delegate all or part of its functions hereunder to a committee appointed by the Board of Directors for such purpose.


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4.4   Each member of the Committee or its delegate, if any, shall use ordinary care and diligence in the performance of such person's duties, but no such person shall be personally liable by reason of any contract, agreement or other instrument made or executed by such person, or on behalf of such person, or for any loss, unless resulting from the willful misconduct of such person or failure to exercise good faith in performing such functions. No such person shall be liable for the neglect, omission or wrongdoing of any other such person, or of the agents of or counsel to the Company or such persons. The Company shall indemnify each member of the Committee and of its delegate, if any, against, and save him or her harmless from and against, any and all expenses and liabilities arising out of any act or omission to act hereunder, except such expenses and liabilities as are due to such person's willful misconduct or failure to exercise good faith in performing such functions.

5.    Amendment and Termination

5.1 Except as provided in Section 5.3 of the Plan, Article I and this Article II of the Program may be amended only by the Committee and only to the extent such amendment is required by law or is necessary or desirable to (a) prevent adverse tax consequences to Participants or the Company, (b) provide for financial reporting treatment deemed appropriate and desirable by the Committee, or (c) cure administrative deficiencies.

5.2 No modification, amendment or termination of the Plan shall (a) retroactively deprive a Participant of rights theretofore accrued to the Participant under the Plan or (b) result in a change in the duties of the Trustee under the Trust Agreement without the Trustee's consent (to the extent and in the form required by the Trust Agreement), except in either case to the extent that any change is made necessary by law or governmental regulation.

5.3 The Plan shall terminate on June 30, 2008, unless the Board of Directors, in its sole discretion, amends the Plan prior to that date to extend its term.

5.4 Upon termination of the Plan, the interests of the Participants under the Plan shall be fully vested and nonforfeitable. Upon such termination, the Trustee shall make the calculations required pursuant to the Plan and shall pay Participant Distributions to Participants based on such calculations, as provided in Section 3.3 of the Plan. All assets remaining in the Trust after completion of all Participant Distributions for all Investment Periods and after payment of all amounts required to be paid from the Trust pursuant to Section 4 of the Trust Agreement shall be transferred to the Company.


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5.5   In the event of any merger, consolidation or reorganization of the Company in which the Company is not the surviving corporation, the successor corporation shall continue the Plan and shall be substituted for the Company under the Plan.

6.    Miscellaneous

6.1 Notices. Each Participant eligible to receive a Participant Distribution under the Plan shall file with the Company or the appropriate Participating Subsidiary, in writing, his or her post office address and each change of post office address until receipt of the benefit payment. Any communication, statement or notice addressed to such Participant at his or her last post office address filed with the Company or the Participating Subsidiary (or if no post office address was filed with the Company or the Participating Subsidiary, then the Participant's last post office address shown by the Company's or the Participating Subsidiary's payroll records) shall be binding on such Participant for all purposes of the Plan, and the Company or the Participating Subsidiary shall not be obligated to search for or ascertain the whereabouts of any such Participant. Participant Distributions that are undeliverable to a Participant shall be remitted to the Company.

6.2 No Employment Contract. Nothing contained in the Plan shall confer upon any person the right to be retained in the employ of the Company or any Participating Subsidiary or shall interfere with the right of the Company or a Participating Subsidiary to discharge or otherwise deal with such person without regard to the existence of the Plan.

6.3 Designation of Beneficiary. A Participant may designate a beneficiary to receive benefits under the Plan upon the Participant's death. The Participant may revoke or change such designation at any time. A designation by a married Participant of a beneficiary other than the Participant's spouse shall not be valid without the written consent of the Participant's spouse. Benefits payable under the Plan after the death of a Participant shall be paid to the Designated Beneficiary. If there is no valid designation of a beneficiary or no living Designated Beneficiary at the Participant's death, the benefits shall be paid to the Participant's surviving spouse or, if none, to the Participant's children in equal shares or, if none, to the Participant's estate. Beneficiary designations, revocations or changes of a beneficiary hereunder must be on forms provided by the Company or the Participating Subsidiary and filed with the Company or the Participating Subsidiary during the Participant's lifetime. Any beneficiary designation filed by a Participant under the Company's

      Voluntary Investment Plan or any similar plans of Participating Subsidiaries, shall constitute a designation under the Plan until revoked or changed by the Participant.

6.4 No Rights to Assign or Alienate. No right or interest of a Participant to receive distributions under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, execution, attachment, garnishment or any other legal process, and any attempt to make any such benefit so subject shall be void.

6.5 No Rights as Shareholder. No right or interest of a Participant to receive distributions under the Plan shall entitle a Participant to any dividend, voting or other right of a shareholder of the Company unless and until shares of Boeing Common Stock are issued under the Plan in payment of a Participant Distribution.

6.6 No Rights Under Other Plans. Participant Distributions under the Plan shall not be considered as compensation or wages, or otherwise included in the determination of contributions or benefits, under any other plan or benefit program maintained by the Company, including, without limitation, the Employee Retirement Plan and the Voluntary Investment Plan or any similar plans of Participating Subsidiaries.

6.7 Plan Not Subject to ERISA. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), because it is neither an employee pension benefit plan nor an employee welfare benefit plan under the terms of ERISA.

6.8 Program. The Plan is included in the Program, and the definitions of terms in Section 2 of the Program apply to the Plan.

6.9 Governing Law. The Plan shall be construed according to the laws of the State of Washington, without regard to conflict of law rules.

6.10 Headings. Headings and subheadings in the Plan are inserted for reference only and are not to be considered in construction of the provisions of the Plan.



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     ARTICLE III.  THE BOEING COMPANY SHAREVALUE TRUST AGREEMENT


     THIS TRUST AGREEMENT (the "Trust Agreement") is made effective as of July 1, 1996 between The Boeing Company, a Delaware corporation, and Wachovia Bank of North Carolina, N.A., a national banking association with trust powers, as trustee.

                               RECITALS

     A. The Company desires to establish the Trust in accordance with the laws of the State of Washington and for the purposes stated in the Trust Agreement.

     B. The Trustee desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof.

     C. The Company desires that the assets to be held in the Trust Fund should be principally or exclusively securities of the Company and, therefore, it expressly waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable provisions of law.

     D. The Trustee has been appointed as trustee and has accepted such appointment as of the date first set forth above.

     Accordingly, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:

                              AGREEMENTS

1.   Trust, Trustee and Trust Assets

     1.1  Trust

     The Trust Agreement and the Trust shall be known as The Boeing Company ShareValue Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust.


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     1.2  Trustee

     The trustee named above, and its successor or successors, is hereby designated as the Trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with the Trust Agreement, the provisions of which shall govern the powers, duties and responsibilities of the Trustee.

     1.3  Trust Assets

     The assets held at any time and from time to time under the Trust collectively shall consist of contributions received by the Trustee, proceeds of any investments and reinvestments thereof, the earnings and income thereon, and proceeds of sales of Boeing Common Stock awaiting distribution to meet cash requirements as described in
Section 3.3 of the Plan and Section 4.3 of the Trust Agreement, less disbursements therefrom and expenses charged thereto. Except as herein otherwise provided, title to the assets of the Trust shall at all times be vested in the Trustee, and securities that are part of the Trust shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee.

     1.4  Trust Assets Subject to Creditor Claims

     Notwithstanding any provision of the Trust Agreement to the contrary, the assets of the Trust shall at all times remain subject to the claims of the general creditors of the Company, under federal and state law.

     The Committee shall inform the Trustee in writing of the Insolvency of the Company. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue distributions pursuant to Section 3 of the Trust Agreement to Participants.

     Unless the Trustee has actual knowledge of the Insolvency of the Company, or has received notice from the Company, or from a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the solvency of the Company as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning Insolvency.

     If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments pursuant to Section 3 of the Trust Agreement to

Participants and shall hold the assets of the Trust for the benefit of the general creditors of the Company.

     The Trustee shall resume payments pursuant to Section 3 of the Trust Agreement only after the Trustee has determined that the Company is not Insolvent.

     1.5  Program

     The definitions of terms in Section 2 of the Program apply to the Trust Agreement.

2.   Contributions and Dividends

     2.1  Contributions and Accounts

     The Company shall make contributions and the Trustee shall establish accounts and invest contributions as set forth in Sections
2.1 and 2.2 of the Plan, which are incorporated herein by reference.

     All contributions made to the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

     2.2  Additional Contributions

     Additional contributions to the Trust may be made as set forth in
Section 2.5 of the Plan, which is incorporated herein by reference.

     2.3  Dividends

     Dividends paid other than in Boeing Common Stock shall be reinvested as set forth in Section 2.6 of the Plan, which is incorporated herein by reference.

3.   Distributions Under the Plan

     Distributions shall be determined and paid as set forth in
Section 3 of the Plan, which is incorporated herein by reference.

4.   Compensation, Expenses and Tax Withholding

     4.1  Compensation and Expenses

     The Trustee shall be entitled to such reasonable compensation for its services as may be agreed upon from time to time by the Committee and the Trustee, and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust. Such compensation shall be paid, and such reimbursement shall be made out of the Trust, and shall be allocated among the Funds within the Trust as the Trustee in its sole discretion shall determine. The Trustee is authorized to sell Boeing Common Stock in an amount equal to its compensation and other amounts required to be paid from the Trust pursuant to Section 4.2 of the Trust Agreement and to hold cash dividends for the payment of such compensation and amounts required to be paid from the Trust. To the extent the assets in the Trust are insufficient to pay the compensation and expenses of the Trustee, the Trustee shall be entitled to seek payment thereof directly from the Company, and the Company agrees to pay the same directly to the Trustee.

     4.2  Expenses of the Trust or the Company

     Any amounts required to be paid by the Trustee or by the Company or any Participating Subsidiary, as a result of the Trust Agreement or the establishment and operation of the Trust, whether by reason of any distributions and payments provided for herein or otherwise, including, without limitation, any amounts payable as taxes, interest, penalties or damages, any amounts payable in settlement of any claims against the Trust, the Trustee, the Company or any Participating Subsidiary, any additional amounts due to Employees of the Company or any Participating Subsidiary as a direct or indirect result of the payments and distributions provided for herein, all expenses (including reasonable attorneys' fees) incurred by the Trustee or by the Company or any Participating Subsidiary as a result of the investigation and defense of any claims hereunder, and any amounts due from the Company to the Trustee pursuant to the indemnification provisions of Section 5.7 of the Trust Agreement, shall be paid from the Trust; provided that, in the case of the Company and any Participating Subsidiary, the Company or such Participating Subsidiary, in its sole discretion, shall have submitted a claim for reimbursement for such amounts in accordance with this Section 4.2. The Trustee, in its sole discretion, shall allocate such payments to the appropriate Fund or Funds. Company claims for reimbursement shall be submitted to the Trustee either prior to the date on which the Company pays the reimbursable expense or within one year following the date of such payment. The Trustee shall pay the Company's claim for reimbursement within 60 days following the date on which it is submitted. The Trustee shall have no duty to inquire into the basis for any Company claim for reimbursement hereunder, or to challenge or refuse to honor the same.

     4.3  Withholding of Taxes

     While it is anticipated that the Company will make provisions for complying with all applicable withholding requirements, the Trustee may, on any distribution that it makes pursuant hereto, withhold, require withholding of, or otherwise satisfy its withholding obligation for such amount as it may deem reasonably necessary to comply with applicable federal, state and local withholding requirements. Upon settlement of such tax liability, the Trustee shall distribute the balance of such amount, if any, in whole shares of Boeing Common Stock or, for Participant Distributions of less than one full share of Boeing Common Stock, in cash to the Participants entitled thereto. Prior to making any distribution hereunder, the Trustee may require such release or documents from any taxing authority, or may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.

5.   Administration of Trust Assets

     5.1  Management and Control of Trust Assets

     Subject to the terms of the Trust Agreement, the Trustee shall have exclusive authority, discretion and responsibility to manage and control the assets of the Trust Fund.

     5.2  Investment of Funds

     Except as otherwise provided in Section 2.2 of the Trust Agreement and in this Section 5.2, the Trustee shall invest and reinvest the assets of the Trust exclusively in Boeing Common Stock. The Trustee shall invest any portion of the Trust temporarily pending investment in Boeing Common Stock, distribution or payment of expenses in (a) investments in U.S. Government obligations with maturities of less than one year, (b) interest-bearing accounts, including, but not limited to, certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee's, with aggregate capital in excess of $1 billion and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (c) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year, (d) short-term discount obligations of the Federal National Mortgage Association, or (e) mutual funds, including the Trustee's proprietary mutual funds, which are composed of the assets described in (a), (b), (c) and (d) of this Section 5.2.

     5.3  Trustee's Administrative Powers

     Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in the Trust Agreement or by law:

          (a) to retain any asset of the Trust for the purposes set forth herein;

          (b) subject to Sections 2.3, 3, 5.2 and 5.4 of the Trust Agreement, to sell, transfer or otherwise dispose of any Trust assets at public or private sale;

          (c) upon direction from the Committee or as provided herein, to acquire Boeing Common Stock as authorized by the Stock Purchase and Restriction Agreement and by the Trust Agreement;

          (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust;

          (e) to vote or to give any consent with respect to any securities, including any Boeing Common Stock, held by the Trust either in person or by proxy for any purpose; provided that the Trustee shall vote, tender or exchange all shares of Boeing Common Stock as provided in Section 5.4 of the Trust Agreement;

          (f) to exercise any of the powers and rights of an individual owner with respect to any assets of the Trust and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust, even though such powers, rights and acts are not specifically enumerated in the Trust Agreement;

          (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be advisable in collecting, managing, administering, investing, valuing, distributing and protecting the Trust or the assets thereof; and to pay their reasonable fees and expenses, which shall be reimbursed in accordance with Section 4.1 of the Trust Agreement;

          (h) to cause any asset of the Trust to be issued, held or registered in the Trustee's name or in the name of the nominee, or in such form that title will pass by delivery; provided that the records of the Trustee shall indicate the true ownership of such asset;

          (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust;

          (j) to consult with legal counsel (who may also be counsel for the Trustee or the Company generally) with respect to any of its duties or obligations hereunder; and to pay reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with
Section 4.1 of the Trust Agreement; and

          (k) to enter agreements from time to time with the Company pursuant to which the Company contracts to provide services to the Trustee in connection with the Trust.

Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business.

     5.4  Rights Regarding Boeing Common Stock

          5.4.1  Voting Rights

     The Trustee shall give its proxy, with respect to the shares of Boeing Common Stock held in the Trust, to the Secretary of the Company (or to such other person as the Committee may from time to time designate in writing) with respect to any matter pending before an annual or special meeting of stockholders of the Company and with respect to any action proposed to be taken by written consent of the stockholders in lieu of a meeting, with instructions to vote all of such shares in accordance with the recommendation of the Board of Directors as set forth in the related proxy statement.

          5.4.2   Tender or Exchange Offer

     If a tender or exchange offer is commenced for Boeing Common
Stock, the Trustee shall, with respect to the shares of Boeing Common Stock held in the Trust, tender or exchange, or not tender or exchange, such shares as directed in writing by the Board of Directors. In the absence of such written instructions, the Trustee shall not tender or exchange such shares.

          5.4.3   Trustee Action

     The Trustee shall not make any recommendations regarding the manner of exercising any rights under this Section 5.4, including whether or not any rights should be exercised.

     5.5   Purchase of Boeing Common Stock by Trustee

     All purchases of Boeing Common Stock by the Trustee pursuant to the Trust Agreement shall be made in accordance with the Stock Purchase and Restriction Agreement and shall be made by the Trustee in a manner and with the timing of purchases to not cause or contribute to significant movements in the price of the Boeing Common Stock. Subject to Section 2.1 of the Plan, the Trustee is empowered to make purchases over such period of time as is reasonable to accomplish the purpose of the Trust and not cause or contribute to significant movements in the price of the Boeing Common Stock. The Trustee may make block purchases of Boeing Common Stock at appropriate discounts.

     5.6  Sale of Boeing Common Stock by Trustee

     All sales of Boeing Common Stock by the Trustee pursuant to the Trust Agreement shall be made in accordance with the Stock Purchase and Restriction Agreement and shall be made by the Trustee in a manner and with the timing of sales to not cause or contribute to significant movements in the price of Boeing Common Stock. Subject to Section
3.2.1 of the Plan, the Trustee is empowered to make sales over such period of time as is reasonable to accomplish the purpose of the Trust and not cause or contribute to significant movements in the price of the Boeing Common Stock. The Trustee may make blocks of Boeing Common Stock available at appropriate discounts. The Trustee shall refrain from sales of Boeing Common Stock on any trading day in which the most recent sales price is 5% less than the opening price of the Boeing Common Stock. To facilitate any such sales, the Company shall register sales of Boeing Common Stock by the Trust under the Securities Act of 1933, as amended, pursuant to the terms and conditions of the Stock Purchase and Restriction Agreement.

     5.7  Indemnification

          (a) To the extent lawfully allowable, the Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, costs, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the operation and administration of the Trust; provided that such indemnification shall not apply to the extent that the Trustee has acted in willful or negligent violation of applicable law or its duties under the Trust Agreement or in bad faith. The Trustee shall be under no liability to any person for any loss of any kind that may result by reason of (i) any action taken by it in accordance with any direction of the Committee pursuant to Section 3 or 5.4 of the Trust Agreement, (ii) its failure to exercise any power or authority or to take any action hereunder because of the failure of the Committee to provide information to the Trustee, as provided for in the Trust Agreement, or (iii) any act or omission of the Committee with respect to its duties under the Trust Agreement. The Trustee shall be fully protected in acting upon any instrument, certificate or paper delivered by the Committee, the administrator of the Plan or any Participant or beneficiary and believed in good faith by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. The indemnity provided by this Section 5.7 shall survive the termination of the Trust Agreement.

          (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

          (c) Without limiting the generality of the foregoing, the Company may, at the request of the Trustee, advance to the Trustee reasonable amounts of expenses, including reasonable attorneys' fees and expenses, that the Trustee advises have been incurred in connection with its investigation or defense of any claim, demand, action, cause of action, administrative or other proceeding arising out of or in connection with the Trustee's performance of its duties under the Trust Agreement.

          (d) Any amounts due the Trustee pursuant to the indemnification provisions of clause (a) of this Section 5.7, and any advances made by the Company to the Trustee pursuant to clause (c) of this Section 5.7, shall at the request of the Committee be reimbursed to the Company from the assets of the Trust, pursuant to Section 4.2 of the Trust Agreement.

     5.8  General Duty to Communicate to Committee

     The Trustee shall promptly notify the Committee of all communications with or from any government agency or with respect to any legal proceeding with regard to the Trust and with or from any Participants concerning their entitlements under the Plan or the Trust Agreement.

6.   Accounts and Reports of Trustee

     6.1  Records and Accounts of Trustee

     The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained as required by applicable law.

     6.2  Reports of Trustee

     The Trustee shall prepare and present to the Committee a report for the period ending on the last day of each calendar month, and for such shorter periods as the Committee may reasonably request, listing all securities and other property acquired or disposed of and all receipts, disbursements and other transactions effected by the Trust after the date of the Trustee's last account, and further listing all cash, securities and other property held by the Trust, together with the value thereof, as determined by the Trustee as of the end of such period. Boeing Common Stock held as part of the Trust shall be valued at its Fair Market Value for the last day of the Year or the period covered by the report, except that if such day is not a trading day, for the next preceding trading day. In addition to the foregoing, the report shall contain such information regarding Trust assets and transactions as the Committee in its discretion may reasonably request.

     6.3   Final Report

     In the event of the resignation or removal of a Trustee hereunder, the Committee may request, and the Trustee shall with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a report similar in form and purpose to that described in Section 6.2 of the Trust Agreement.

7.   Succession of Trustee

     7.1   Resignation of Trustee

     The Trustee or any successor thereto may resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect 60 days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided that no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     7.2   Removal of Trustee

     The Trustee or any successor thereto may be removed by the Committee by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than 60 days after delivery of the instrument, unless the Trustee accepts shorter notice; provided that no such removal shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     7.3   Appointment of Successor Trustee

     Whenever the Trustee or any successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Committee shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 7.1 of the Trust Agreement, or the delivery to the Trustee of an instrument described in Section 7.2 of the Trust Agreement, as the case may be, but in no event more than 75 days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Committee. If a successor is not appointed within such 75-day period, the Trustee, at the Committee's expense, may petition a court of competent jurisdiction for appointment of a successor. In any event, only a corporation with trust powers under applicable law, which is not an affiliate of the Company, may be a successor trustee hereunder.

     7.4   Succession to Trust Assets

     The title to all property held hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessor. A successor Trustee shall not be obliged to examine or review the accounts, records or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

     7.5   Continuation of Trust

     In no event shall the legal disability, resignation or removal of a Trustee terminate the Trust, but the Committee shall forthwith appoint a successor Trustee in accordance with Section 7.3 of the Trust Agreement to carry out the terms of the Trust.

     7.6   Changes to Organization of Trustee

     In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereafter become and be the Trustee under the Trust with the same effect as though originally so named but only if such corporation is qualified to be a successor trustee hereunder.

8.   Amendment, Revocation or Termination

     8.1   Amendments

     The Committee may amend the Trust Agreement at any time and from time to time with the written consent of the Trustee, but only (a) to extend the term of the Trust Agreement or (b) to the extent such amendment is required by law or is necessary or desirable to (i) prevent adverse tax consequences to Participants or the Company, (ii) provide for financial reporting treatment deemed appropriate and desirable by the Committee, or (iii) cure administrative deficiencies; provided that no amendment may change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld.

     8.2   Revocability

     The Trust shall be irrevocable, and the Trust Fund shall be held for the exclusive purpose of providing distributions to the Participants and their beneficiaries and defraying expenses of the Trust in accordance with the provisions of the Trust Agreement, until the date on which all Participant Distributions for all Investment Periods and all amounts required to be paid from the Trust pursuant to
Section 4 of the Trust Agreement shall have been paid in full.

     8.3   Termination

     The Trust Termination Date shall be the earlier of (a) December 31, 2008, unless the Trust Agreement is amended prior to that date to extend its term, or (b) the date on which the Trust no longer holds any assets.

     Any assets remaining in the Trust after completion of all Participant Distributions for all Investment Periods, and after payment of all of the Trustee's fees and expenses and all other amounts required to be paid from the Trust pursuant to Section 4 of the Trust Agreement, shall be transferred to the Company.

     8.4   Merger

     In the event of any merger, consolidation or reorganization of the Company in which the Company is not the surviving corporation, (a) the successor corporation shall become the grantor of the Trust, (b) the assets of the Trust shall be subject to the claims of the creditors of the successor corporation in accordance with Section 1.4 of the Trust Agreement, and (c) the provisions of the Trust that apply to Boeing Common Stock (including, without limitation, the provisions of Section 3 of the Trust Agreement) shall apply to the stock of the successor corporation held hereunder.

     8.5   Form of Amendment

     Any amendment of the Trust Agreement shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Committee and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1 of the Trust Agreement.

9.  Miscellaneous

     9.1   Notices to the Company and Trustee

     All notices, requests or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:

         To the Company or the Committee:

                The Boeing Company
                7755 East Marginal Way
                Seattle, WA   98108

                 Attention:  Corporate Secretary
                               MS 10-13

          To the Trustee:

                Wachovia Bank of North Carolina, N.A.
                301 N. Main Street
                Winston-Salem, NC  27102

     Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

     9.2   Trust Agreement Not Subject to ERISA

     The Trust Agreement is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), because it is neither an employee pension benefit plan nor an employee welfare benefit plan under the terms of ERISA.

     9.3   No Rights in Trust Fund

     No Participant in the Plan, or any other person, shall have any right, title or interest in or to any assets of the Trust or any Fund, except to the extent of any right to receive Participant Distributions to the extent specifically set forth in the Plan and in the Trust Agreement.

     9.4   Protection of Persons Dealing With the Trustee

     No person dealing with the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

     9.5   Tax Status of Trust

     The Trust is intended to be a grantor trust of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly. For federal income tax purposes, the Company, as grantor hereunder, shall be treated as the owner of the entire Trust and the trust assets as provided in Section 671 et seq. of the Code. Until advised otherwise by the Company, the Trustee may presume that the Trust is so characterized for federal income tax purposes and shall make all filings of tax returns, if any, on that presumption. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust but shall have mere unsecured contractual rights against the Company and the Participating Subsidiaries. The Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan under the Code.

     9.6   Governing Law

     The Trust Agreement shall be construed according to the laws of the State of Washington, without regard to conflict of law rules.

     9.7   Severability

     If any provision of the Trust Agreement shall be held illegal, invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust Agreement shall be construed and enforced as if said provision had never been inserted herein.

     9.8   Headings

     Headings and subheadings in the Trust Agreement are inserted for reference only and are not to be considered in construction of the provisions of the Trust.

     IN WITNESS WHEREOF, the Company and the Trustee have caused the Trust Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.


                                     THE BOEING COMPANY



                                     By
                                        -----------------------------
                                        Its
                                        -----------------------------



                                     WACHOVIA BANK OF NORTH
                                     CAROLINA, N.A.


                                     By
                                        -----------------------------
                                        Its
                                        -----------------------------

               STOCK PURCHASE AND RESTRICTION AGREEMENT

                              DATED AS OF

                             JULY 1, 1996

                                BETWEEN

                          THE BOEING COMPANY

                                  AND

               WACHOVIA BANK OF NORTH CAROLINA, N.A., AS
                                TRUSTEE


           UNDER THE SHAREVALUE TRUST AGREEMENT DATED AS
                                  OF
                             JULY 1, 1996

                               CONTENTS


ARTICLE I REPRESENTATIONS AND WARRANTIES OF THE
     COMPANY ........................................................ 1
        1.1   Organization .......................................... 2
        1.2   Authority ............................................. 2
        1.3   Issuance .............................................. 2

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE
     TRUSTEE ........................................................ 2
        2.1   Organization .......................................... 2
        2.2   Authority ............................................. 2
        2.3   Investment Intention .................................. 3

ARTICLE III COVENANTS OF THE TRUSTEE ................................ 3
        3.1   Restrictions on Purchase of Shares .................... 3
        3.2   Restrictions on Transfer of Shares .................... 3
        3.3   Right of Purchase ..................................... 4
        3.4   Legends ............................................... 5

ARTICLE IV COVENANTS OF THE COMPANY ................................. 6
        4.1   Registration of Common Stock .......................... 6

ARTICLE V MISCELLANEOUS ............................................. 7
        5.1   Binding Effect ........................................ 7
        5.2   Governing Law ......................................... 7
        5.3   Notices ............................................... 7
        5.4   Amendments; Counterparts .............................. 8
        5.5   Headings .............................................. 8

                         INDEX OF DEFINITIONS
                         --------------------

     The meaning of each of the following terms as used in this Agreement can be found where referenced below:


Company                                 First Paragraph

Composite List                          Section 3.3

Exchange Act                            Section 3.1

Offer Notice                            Section 3.3

Program                                 First Paragraph

Securities Act                          Section 3.2

Shares                                  Recital C

Trust                                   Recital A

Trust Agreement                         First Paragraph

Trustee                                 First Paragraph

               STOCK PURCHASE AND RESTRICTION AGREEMENT

     This Stock Purchase and Restriction Agreement (this "Agreement") is made effective as of July 1, 1996 between The Boeing Company, a Delaware corporation (the "Company"), and Wachovia Bank of North Carolina, N.A. (the "Trustee"), in its representative capacity as trustee under the ShareValue Trust Agreement effective as of July 1, 1996, with the Company (the "Trust Agreement"), which is included in The Boeing Company ShareValue Program (the "Program").

                               RECITALS

     A. Pursuant to the Trust Agreement, the Company has established a trust (the "Trust") to fund The Boeing Company ShareValue Plan, which is included in the Program. The Trust is an irrevocable grantor trust established under the laws of the State of Washington with the full legal right, power and authority to acquire, own, transfer and dispose of shares of the Company's stock and other assets.

     B. Pursuant to the Trust Agreement, the Company shall, on July 1, 1996 or within 30 days thereafter, deposit in the Trust (i) shares of the Company's Common Stock, par value $5 per share (the "Common
Stock"), or (ii) cash that the Trustee shall use to purchase Common Stock, or (iii) a combination of Common Stock and cash that the Trustee shall use to purchase Common Stock, all such Common Stock and cash to be held, administered and disposed of by the Trustee as provided in the Trust Agreement.

     C. The parties hereto desire to provide for the purchase of such shares of Common Stock by the Trustee and to restrict the sale, assignment, transfer, pledge or other disposition by the Trust of any such shares of Common Stock and any other shares of Common Stock that the Trustee may otherwise acquire for the Trust (collectively, the "Shares") and to provide the Trust certain rights and obligations in respect thereto as hereinafter provided.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                               ARTICLE I
             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Trustee as follows:

1.1  Organization

     The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute, deliver and perform this Agreement and the Trust Agreement and the transactions contemplated hereby and thereby.

1.2  Authority

     The Program has been duly authorized by the Company, and this Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Company and, assuming, in the case of this Agreement and the Trust Agreement, the due authorization, execution and delivery thereof by the Trustee, constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

1.3  Issuance

     Any Shares deposited by the Company in the Trust will, when so deposited, be duly authorized, validly issued, fully paid and nonassessable.


                              ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE

     The Trustee represents and warrants to the Company as follows:

2.1  Organization

     The Trustee is a national banking association validly existing and in good standing under the laws of the United States of America and has all requisite corporate and trust power and authority to execute, deliver and perform the Trust Agreement, this Agreement and the transactions contemplated hereby or thereby.

2.2  Authority

     The execution, delivery and performance of this Agreement by the Trustee on behalf of the Trust have been duly authorized by all necessary action on the part of the Trustee. This Agreement and the Trust Agreement have been duly executed and delivered by the Trustee on behalf of the Trust and, assuming due authorization, execution and delivery by the Company, this Agreement and the Trust Agreement constitute valid and legally binding obligations of the Trustee, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

2.3  Investment Intention

     The Trustee represents and warrants that it is holding the Shares solely for the account of the Trust for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The Trustee understands and acknowledges that the allocation, acquisition, holding and distribution of Shares are governed by the terms of the Trust Agreement and the Program, and that the Trust Agreement and the Program contemplate distributions of Shares to participants and beneficiaries of the Program from time to time.


                              ARTICLE III
                       COVENANTS OF THE TRUSTEE

     The Trustee hereby covenants and agrees with the Company as follows:

3.1  Restrictions on Purchase of Shares

     The Trustee agrees that it will as soon as practicable after receipt of any cash deposited in the Trust by the Company or any other person or entity invest such cash in Common Stock. The Trustee understands and acknowledges that for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it may be considered an agent of the Company in effecting such purchases and therefore agrees to comply in making such purchases with all the requirements of Rule 10b-18 under the Exchange Act or any successor rule or any other rule under the Exchange Act governing such purchases.

3.2  Restrictions on Transfer of Shares

     The Trustee understands and acknowledges that (a) any Shares acquired directly or indirectly from the Company in a transaction that is not registered under the Securities Act of 1933, as amended (the "Securities Act"), would constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and (b) the Trust may be deemed to be an "affiliate" of the Company within the meaning of Rule 144(a)(1) under the Securities Act. Accordingly, the Trustee hereby agrees not to sell, assign, transfer, pledge or otherwise dispose of, or grant options or warrants with respect to, any Shares without registering or qualifying the same under the Securities Act and other applicable securities laws, except in a transaction that is exempt from the registration requirements of such laws. Prior to any transfer of Shares that are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144 under the Securities Act or other comparable rule or a transfer to the Company pursuant to Section 3.3 hereof), the Trustee will, in addition to the Offer Notice required by
Section 3.3 hereof, give the Company written notice describing the manner and circumstances of the proposed transfer in sufficient detail to enable the Company to concur that such transfer may be effected without registration. In this connection, the Company may seek and rely on an unqualified written opinion of counsel knowledgeable in securities laws matters, addressed to the Company and in form and substance reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act and other applicable securities laws.)

3.3  Right of Purchase

     The Trustee hereby agrees that, if at any time the Trustee has a bona fide intention to sell, assign, transfer, pledge or otherwise dispose of, or grant options or warrants with respect to, any Shares then held in the Trust, the Trustee shall promptly so notify the Company in writing (an "Offer Notice"), specifying the number of Shares involved, which Offer Notice shall constitute an offer by the Trustee to sell the Shares subject thereto to the Company (or its designee) at a price per Share equal to the mean between the high and low sales prices per share of the Common Stock, as the case may be, as reported on the New York Stock Exchange--Composite Transactions on the date of receipt of the Offer Notice by the Company. The procedures for acceptance or refusal of the offer contained in the Offer Notice shall be as follows:

     (a) The Company shall notify the Trustee by the close of business on the first business day after receipt by the Company of the Offer Notice of its decision to accept, in whole or in part, or reject the offer contained in the Offer Notice. In the case of an acceptance in whole or in part, the Company shall certify that the Company has the funds or will use its best efforts to obtain the funds necessary to enable the Company to pay for (or shall designate a buyer with funds to pay for) the Shares specified in its acceptance of such Offer
Notice and shall specify a closing date within five business days after the date of such acceptance.

     (b) If the Company accepts the offer contained in the Offer Notice in whole or in part, the Company (or its designee) and the Trust shall be legally obligated to consummate the sale contemplated thereby on the closing date set forth in the acceptance notice; provided, however, that the Company (or its designee) may not acquire less than all the Shares specified in the Offer Notice if the Trustee, in its sole discretion, determines that the remainder of such Shares could not be sold or otherwise disposed of by the Trust upon the same or substantially comparable terms.

     (c) If the Company does not notify the Trustee within the time specified that it elects to purchase all the Shares specified in the Offer Notice, rejects such offer or otherwise fails to purchase all such Shares, the Trustee shall be free during the 60-day period after receipt by the Company of the Offer Notice (or, in the case of a sale pursuant to Section 4.1 hereof, such longer period as may be necessary to complete the sale in accordance therewith) to sell the number of Shares specified in such Offer Notice that the Company does not elect to purchase in accordance with the terms of this Agreement.

     (d) If the Trustee does not complete such sale within the period contemplated by Section 3.3(c) hereof, the provisions of this Section
3.3 shall again apply and no sale or sales of Shares by the Trustee shall be made otherwise than in accordance with the terms of this Agreement.


3.4  Legends

     Each certificate representing Shares (if acquired directly or indirectly from the Company) shall be submitted to the Company for imprinting legends thereon in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY BE OFFERED OR SOLD ONLY PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE STOCK PURCHASE AND RESTRICTION AGREEMENT, DATED AS OF JULY 1, 1996, BETWEEN THE COMPANY AND WACHOVIA BANK OF NORTH CAROLINA, N.A., AS TRUSTEE, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY."

Such legends may be removed from any certificate representing Shares covered by an effective registration statement filed pursuant to
Section 4.1 hereof or that the Trustee has sold pursuant to Rule 144 under the Securities Act or other comparable rule.


                              ARTICLE IV
                       COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees with the Trustee as follows:

4.1  Registration of Common Stock

     The Company will, as promptly as reasonably practicable after written request by the Trustee to register the Shares under the Securities Act, prepare and file at the Company's expense a registration statement with the Securities and Exchange Commission sufficient to permit the public offering of such number of Shares as shall be necessary, in the opinion of counsel to the Trustee, for the Trustee to carry out its responsibilities under the Trust Agreement, and the Company will use its reasonable best efforts in all matters necessary or advisable to cause such registration statement to become effective as promptly as practicable and to remain effective for a reasonable period, all to the extent requisite to permit the sale or other disposition of such Shares. The Company shall also use its reasonable best efforts to register or qualify the Shares so registered under the state securities ("blue sky") laws of such jurisdictions within the United States as the Trustee may reasonably request; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer or to subject itself to taxation in any jurisdiction in which it is not otherwise so subject in connection with state blue sky or securities qualification.


                               ARTICLE V
                             MISCELLANEOUS

5.1  Binding Effect

     This Agreement shall be binding on and inure to the benefit of and be enforceable against the parties hereto and their respective successors.

5.2  Governing Law

     This Agreement shall in all respects be governed by, and enforced and interpreted in accordance with, the substantive laws of the State of Washington as applied to contracts made and performed within the State of Washington without regard to principles of conflicts of law.

5.3  Notices

     All notices, consents, requests, instructions or other communications provided for herein shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or delivered by a reputable overnight courier service with charges prepaid, or transmitted by telegram or facsimile, and addressed as follows:

        If to the Company:      The Boeing Company
                                7755 East Marginal Way
                                Seattle, WA  98108
                                Attn:  Corporate Secretary
                                       MS 10-13


        If to the Trustee:      Wachovia Bank of North Carolina, N.A.
                                Employee Benefit Trust Service
                                301 North Main Street
                                Winston-Salem, NC  27150-3099
                                Attn:  John Smith


     Either party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth. Notice shall be deemed given (a) on the date of delivery or transmission if personally delivered or transmitted by telegram or facsimile, (b) on the next business day following delivery to a reputable overnight courier, and (c) on the third business day following the date mailed.

5.4  Amendments; Counterparts

     This Agreement may be amended or modified only by written instrument signed by the Company and the Trustee. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one agreement.

5.5  Headings

     Section and Article headings used in this Agreement have no legal significance and are used solely for convenience of reference.


     IN WITNESS WHEREOF, the Company and the Trustee have executed this Agreement as of the date set forth in the first paragraph.


                                THE BOEING COMPANY

                                By
                                   ------------------------------

                                Its
                                   ------------------------------



                                WACHOVIA BANK OF NORTH
                                 CAROLINA, N.A., TRUSTEE

                                By
                                   ------------------------------

                                Its
                                   ------------------------------